Exhibit 10.1

TRAVELCENTERS OF AMERICA INC.

SECOND AMENDED AND RESTATED 2016 EQUITY COMPENSATION PLAN, AS AMENDED

1.	PURPOSE

The purpose of this TravelCenters of America Inc. Second Amended and Restated 2016 Equity Compensation Plan, as amended (the "Plan") is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to TravelCenters of America Inc., a Maryland corporation (the "Company"), or its affiliates to continue their efforts for and association with the Company or its affiliates by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire shares of the Company's common stock ("Options"), grants of shares of the Company's common stock some of which may be subject to restrictions ("Restricted Stock") and other rights, (including stock appreciation rights ("SARs")) to receive compensation in amounts determined by the value of the Company's common stock ("Other Rights"). The term "Subsidiary" as used in the Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent (50%) or more of the total combined interests by value, in the case of any other type of business entity. The Plan was first amended and restated in order to reflect the conversion of TravelCenters of America LLC to TravelCenters of America Inc. under state law and the 1:5 reverse stock split effected in connection with that conversion on August 1, 2019, and it was amended and restated again on May 21, 2020.

2.	ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee of the Company's Board of Directors or such other committee of the Board of Directors as the Board of Directors may designate (the "Independent Administrative Committee") except in instances where it is necessary or advisable (including to comply with applicable law or regulation) to provide for administration by the Company's Board of Directors (the "Board") itself. The Independent Administrative Committee shall from time to time determine to whom awards shall be granted under the Plan, whether Options granted shall be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), the terms of the Options (including vesting provisions) and the number of shares of Common Stock (as hereinafter defined) that may be granted under Options, and the terms and number of Restricted Stock or Other Rights. The Independent Administrative Committee shall report to the Board the names of individuals to whom Options, shares of Restricted Stock or Other Rights are to be granted, the number of shares of Common Stock covered and the terms and conditions of each grant. In instances where the Board is administering the Plan, references in the Plan to the Independent Administrative Committee shall be deemed to refer to the Board.

The Independent Administrative Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, which shall include, without limitation, the discretion to impose holding periods on shares of Common Stock acquired pursuant to awards granted hereunder. All questions of interpretation and application of the Plan or such rules and regulations and of awards granted hereunder shall be subject to the discretionary determination of the Independent Administrative Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as ISOs to qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Independent Administrative Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and shall meet such other requirements as the Board may determine to be necessary or appropriate.

With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Independent Administrative Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Independent Administrative Committee.

3.	STOCK SUBJECT TO THE PLAN

The total number of shares of common stock of the Company that may be subject to Options, Restricted Stock and Other Rights under the Plan shall be 2,185,000 shares of the Company's common stock, par value $0.001 per share ("Common Stock"), from authorized but unissued shares of Common Stock. The maximum number of shares of Common Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares. The number of shares of Common Stock stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 11. Shares of Restricted Stock that fail to vest, shares of Common Stock subject to an Option that is not fully exercised prior to its expiration or other termination and shares of Common Stock subject to Other Rights that are not delivered pursuant to such award shall again become available for grant under the terms of the Plan. The shares of Common Stock tendered for payment of the exercise price of an Option or satisfaction of tax withholding obligations and the shares of Common Stock subject to a SAR which are not delivered upon the full exercise of the SAR will not again become available for grant under the Plan. In the event that the Company uses the proceeds from exercises of Options under the Plan to repurchase shares of Common Stock in the market, any such shares of Common Stock so repurchased shall not increase the number of shares of Common Stock available for grant under the Plan.

4.	ELIGIBILITY

The individuals who shall be eligible to receive grants of Options, Restricted Stock and Other Rights under the Plan shall be employees, officers, directors and other individuals who render services in connection with the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not an employee of the Company or a Subsidiary that is a corporation. The term "Optionee," as used in the Plan, refers to any individual to whom an Option has been granted.

5.	TERMS AND CONDITIONS OF OPTIONS

Every Option shall be evidenced by a written Stock Option Agreement in such form as the Independent Administrative Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Independent Administrative Committee shall approve, and containing or incorporating by reference the following terms and conditions.

(a) DURATION. Each Option shall expire no more than ten years from its date of grant; provided, however, that no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) shares of the Company's stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire not later than five years from its date of grant.

(b) EXERCISE PRICE. The exercise price of each Option shall be specified by the Independent Administrative Committee in its discretion; provided, however, that the exercise price shall be at least 100 percent of the Fair Market Value (as hereinafter defined) of the Common Stock on the date on which the Independent Administrative Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the exercise price; and provided, further, that the exercise price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110 percent of the Fair Market Value of the stock on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Stock Option Agreement, the "Fair Market Value" of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the shares of Common Stock are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the closing price of a share of Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market, including any market that is outside of the United States; provided, however, that if the price of the Common Stock is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the shares of Common Stock are at the time listed or admitted to trading on any stock exchange, including any market that is outside of the United States, then the Fair Market Value shall be the closing sale price of the Common Stock on the date in question on the principal exchange on which the shares of Common Stock are then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the most recent previous reported closing sale price (or, in the Board's discretion, the reported closing asked price) of the Common Stock on such date on the principal exchange shall be determinative of Fair Market Value.

(c) METHOD OF EXERCISE. To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by notice acceptable to the Chief Executive Officer of the Company, or his delegate, stating the number of shares of Common Stock with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company or, if the Stock Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person to the Chief Executive Officer of the Company, or his delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

Alternatively, payment of the exercise price may be made:

(i) In whole or in part in shares of Common Stock already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares of Common Stock are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in shares of Common Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless he has held the shares of Common Stock for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company stock certificates or other evidence of legal and beneficial ownership registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such stock certificates or other evidence of legal and beneficial ownership to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares of Common Stock being delivered. If the exercise price exceeds the Fair Market Value of the shares of Common Stock so delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Stock Option Agreement so provides, his promissory note as described in paragraph (2) of this Section 5(c); or

(ii) By payment of the exercise price in whole or in part by delivery of the Optionee's recourse promissory note, in a form specified by the Company, secured by the shares of Common Stock acquired upon exercise of the Option and such other security as the Independent Administrative Committee may require; provided that this method of payment of the exercise price shall not be available to the extent that such method of exercise is prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 (generally prohibiting public companies from making loans to or extending credit to directors and executive officers).

At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate for the shares of Common Stock or other evidence of legal and beneficial ownership as to which such Optionee's Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of shares of Common Stock specified in the Optionee's notice upon tender of delivery thereof, the Optionee's right to exercise the Option with respect to those shares of Common Stock shall be terminated, unless the Company otherwise agrees.

(d) EXERCISABILITY. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Independent Administrative Committee in its discretion may provide in the Stock Option Agreement. Such terms and conditions shall include provisions for exercise within twelve (12) months after the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), provided that no Option shall be exercisable after the expiration of the period described in paragraph (a) above. Except as the Independent Administrative Committee in its discretion may otherwise provide in the Stock Option Agreement, an Option shall cease to be exercisable upon the expiration of ninety (90) days following the termination of the Optionee's employment with, or the Optionee's other provision of services to, the Company or a Subsidiary (or such later date as may be established at grant or at a later date by the Independent Administrative Committee), subject to paragraph (a) above and Section 11 hereof.

(e) NOTICE OF ISO STOCK DISPOSITION. The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares of Common Stock were issued upon the exercise of the ISO.

(f) NO RIGHTS AS STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate or other evidence of legal and beneficial ownership to him for the shares of Common Stock. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the stock certificate or other evidence of legal and beneficial ownership is issued, other than as required or permitted pursuant to Section 11.

(g) TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee, except that the Independent Administrative Committee may specify in a Stock Option Agreement that pertains to an NSO that the Optionee may transfer such NSO to a member of the Immediate Family (as hereinafter defined) of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(h) NO OPTION OR STOCK APPRECIATION RIGHT RE-PRICING. Without limitation of the authority set forth in Section 3 or Section 11 hereof, no Option (or SAR) shall have its exercise or strike price lowered nor shall any Option or SAR be settled, cancelled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for a new Option or SAR with an exercise or strike price that is less than that of such settled, cancelled, forfeited, exchanged or surrendered Option or SAR (or in exchange for cash or another type of award or consideration), unless the stockholders of the Company shall have approved of such transaction.

6.	STOCK APPRECIATION RIGHTS

The Independent Administrative Committee may grant SARs in respect of such number of shares of Common Stock subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. SARs granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and, to the extent of the exercise of the related Option, the SAR shall terminate. Shares of Common Stock covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of a SAR related to an Option shall be contained in the Stock Option Agreement, and the terms of a SAR not related to any Option shall be contained in a SAR Agreement.

Upon exercise of a SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon exercise of a SAR shall be paid in the form of cash or other property (including shares of Common Stock), as provided in the Stock Option Agreement or SAR Agreement governing the SAR.

7.	RESTRICTED STOCK

The Independent Administrative Committee may grant or award shares of Restricted Stock in respect of such number of shares of Common Stock, and subject to such terms or conditions, as it shall determine and specify in a Restricted Stock Agreement, and may provide in a Stock Option Agreement for an Option to be exercisable for shares of Restricted Stock.

A holder of Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the shares of stock and the right to receive any cash dividends, unless the Independent Administrative Committee shall otherwise determine. Unless a grantee's Restricted Stock Agreement provides to the contrary, unvested Restricted Stock granted under the Plan shall not be transferred without the written consent of the Board. In addition, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or a Subsidiary, the Company shall have the right, in the case of unvested Restricted Stock, (1) to cause the forfeiture of such shares of Restricted Stock for no consideration (2) to purchase all or any of such shares of Restricted Stock at a price equal to the lower of (a) the price paid to the Company for such shares of Restricted Stock or (b) the Fair Market Value of such shares of Restricted Stock at the time of repurchase, (3) to waive vesting requirements, (4) to permit continued vesting based on such criteria as the Independent Administrative Committee shall determine or (5) to provide for such other treatment as the Independent Administrative Committee shall determine and set forth in the applicable agreement. Nothing in the Plan shall be construed to give any person the right to require the Company to purchase any shares of Common Stock granted as Restricted Stock.

Stock certificates, if any, representing Restricted Stock shall be imprinted with a legend to the effect that the shares of Restricted Stock represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement and, if the Independent Administrative Committee so determines, the holder may be required to deposit the stock certificates or other evidence of legal and beneficial ownership with the President, Treasurer, Secretary or other officer of the Company or with an escrow agent designated by the Independent Administrative Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. In the event that the shares of Restricted Stock are not represented by stock certificate, the Company shall direct the Company's registrar and transfer agent to make an appropriate notation of the restrictions on transfer to which the shares of Restricted Stock are subject in the stock books and records of the Company.

8.	OTHER RIGHTS

Subject to the provisions of the Plan, the Independent Administrative Committee shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Rights shall be granted. Each Participant who is granted an Other Right shall receive an award agreement, containing such terms and conditions as the Independent Administrative Committee shall determine, in its sole discretion, which agreement shall set forth, among other things, the number of shares of Common Stock to be granted pursuant to such Other Right, or the manner in which such Other Right shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions, if any, to the vesting and/or payment or settlement of such Other Right (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Right. The Independent Administrative Committee may make awards of Other Rights consisting of unrestricted shares of Common Stock to such individuals and in such amounts as the Independent Administrative Committee may determine (subject to Section 13(d)). To the extent that an Other Award is granted with a vesting condition based upon the attainment of performance criteria, any dividends payable with respect to the Common Stock subject to the award (or dividend equivalents awarded with respect to such award) shall be subject to the same performance criteria as are applicable to the award to which the dividend or dividend equivalent relate and shall be paid or forfeited, as the case may be, based on the attainment, or failure to attain, the applicable performance criteria.

9.	METHOD OF GRANTING OPTIONS, RESTRICTED STOCK AND OTHER RIGHTS

The grant of Options, shares of Restricted Stock and Other Rights shall be made by action of the Board or the Independent Administrative Committee, at a meeting at which a quorum of its members is present, or by written consent of its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Independent Administrative Committee a Stock Option Agreement, Restricted Stock Agreement or SAR Agreement (or an agreement evidencing an Other Right) within thirty (30) days after it is submitted to him, the Option, shares of Restricted Stock, SAR or Other Rights granted under the applicable agreement shall be voidable by the Company at its election, without further notice to the grantee. No agreement is required to be executed in respect of awards of vested shares of Common Stock.

10.	REQUIREMENTS OF LAW

The Company shall not be required to transfer shares of Restricted Stock or to sell or issue any shares of Common Stock upon the exercise of any Option or the exercise or vesting of an award of Other Rights (as applicable) if the issuance of such shares of Restricted Stock or shares of Common Stock will result in a violation by the recipient or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the "Securities Act"), upon the transfer of shares of Restricted Stock or the exercise of any Option or the exercise or vesting of an award of Other Rights (as applicable), the Company shall not be required to issue shares of Restricted Stock or shares of Common Stock, as the case may be, unless the Independent Administrative Committee has received evidence satisfactory to it to the effect that the holder of the shares of Restricted Stock or the Option will not transfer such shares of Restricted Stock or shares of Common Stock except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Independent Administrative Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of shares of Restricted Stock or the exercise of an Option or the delivery of shares of Common Stock with respect to the exercise or vesting of an award of Other Rights (as applicable) to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

11.	CHANGES IN CAPITAL STRUCTURE

In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of stock or other securities of the Company, by reason of a reorganization, recapitalization, exchange of stock, stock split, combination of stock or dividend payable in stock or other securities or similar corporate event, the Independent Administrative Committee shall have the right and discretion to make a corresponding adjustment in the number and kind of stock or other securities covered by outstanding Options and Other Rights and for which Options, shares of Restricted Stock and Other Rights may be granted under the Plan. Any such adjustment in outstanding Options (and, if applicable, Other Rights) shall be made without change in the total price applicable to the unexercised portion of the Option (or Other Right, if applicable), but the price per share specified in the applicable award agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code which would cause the Option to fail to constitute an ISO without the consent of the holder. Any such adjustment made by the Independent Administrative Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees and holders of Other Rights.

If while unexercised Options or Other Rights remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of re-incorporating itself, including under the laws of another jurisdiction, the Optionees or holders of Other Rights will be entitled to acquire shares of common stock of the re-incorporated company upon the same terms and conditions as were in effect immediately prior to such re-incorporation (unless such re-incorporation involves a change in the number of shares of common stock or the capitalization of the company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the re-incorporated company.

Except as otherwise provided in the preceding paragraph, if the Company or a Subsidiary is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised or unvested Options, shares of Restricted Stock or Other Rights remain outstanding under the Plan, or if other circumstances occur in which the Independent Administrative Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then: (a) in the discretion of the Independent Administrative Committee, each holder of an outstanding Option or Other Right shall be entitled, upon exercise of the Option (or exercise or vesting of the Other Right), to receive in lieu of shares of Common Stock, such stock or other securities or property as he would have received had he exercised or vested in the Option or Other Right immediately prior to the Applicable Event; or (b) the Independent Administrative Committee may, in its sole and absolute discretion, cancel outstanding and unexercised Options and Other Rights as of the effective date of any such Applicable Event; or (c) the Independent Administrative Committee may, in its sole discretion, convert some or all Options or Other Rights into Options or Other Rights with respect to the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (d) the Independent Administrative Committee may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase shares of Common Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, that notice of any cancellation pursuant to clause (b) shall be given to each holder of an Option or exercisable Other Right not less than ten business days preceding the effective date of such Applicable Event; and provided, further, that the Independent Administrative Committee may, in its sole and absolute discretion waive, generally or in one or more specific instances, any limitations imposed on exercise (including a change in any existing exercise schedule) with respect to any Option or exercisable Other Right so that such Option shall be exercisable in full or in part, as the Independent Administrative Committee may, in its sole and absolute discretion, determine, during such ten business day period. Notwithstanding the foregoing, immediately upon the occurrence of a "Change in Control" or "Termination Event" (as each is defined on Exhibit A hereto) all awards issued and outstanding under the Plan shall become fully vested and exercisable (as the case may be), whether or not the holder of the award experiences a termination of employment or service in connection with the Change in Control.

Except as expressly provided to the contrary in this Section 11, the issuance by the Company of shares of Common Stock or other equity securities of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect the number, class or price of the shares of Common Stock then subject to outstanding Options or Other Rights.

12.	FORFEITURE FOR DISHONESTY, VIOLATION OF AGREEMENTS OR TERMINATION FOR CAUSE

Notwithstanding any provision of the Plan to the contrary (other than Section 13(c), which this Section 12 shall be subject to), if the Independent Administrative Committee determines, after full consideration of the facts, that:

(a) the Optionee (or holder of shares of Restricted Stock or Other Rights) has been engaged in fraud, embezzlement or theft in the course of his employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or

(b) the Optionee (or holder of shares of Restricted Stock or Other Rights) has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he is a party; or

(c) the employment or involvement with the Company or a Subsidiary of the Optionee (or holder of shares of Restricted Stock or Other Rights) was terminated for "cause," as defined in any employment agreement with the Optionee (or holder of shares of Restricted Stock or Other Rights), if applicable, or if there is no such agreement, as determined by the Independent Administrative Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee (or holder of shares of Restricted Stock or Other Rights) to perform and carry out his assigned duties and responsibilities diligently and in a manner satisfactory to the Independent Administrative Committee; then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), the Optionee shall forfeit all unexercised Options (or the holder shall forfeit all unvested shares of Restricted Stock or unvested Other Rights) and the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the Optionee upon any previous exercise of any Option (or any previous acquisition by the holder of shares of Restricted Stock or Other Rights, whether then vested or unvested), at a price equal to the lower of (a) the amount paid to the Company upon such exercise or acquisition (or to cause such stock to be forfeited without consideration if no amount was paid), or (b) the Fair Market Value of such stock at the time of repurchase. If an Optionee whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Option prior to consideration of the application of this Section 12 or prior to a decision of the Independent Administrative Committee, the Company shall not be required to recognize such exercise until the Independent Administrative Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void AB INITIO) if the Independent Administrative Committee makes an adverse determination; provided, however, that if the Independent Administrative Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised the Option retroactively as of the date he originally gave notice of his attempt to exercise or actual exercise, as the case may be. The decision of the Independent Administrative Committee as to the cause of an Optionee's (or holder of shares of Restricted Stock or Other Rights) discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Independent Administrative Committee, however, shall affect in any manner the finality of the discharge of such Optionee (or holder of shares of Restricted Stock or Other Rights) by the Company. For purposes of this Section 12, reference to the Company shall include any Subsidiary.

13.	MISCELLANEOUS

(a) NO GUARANTEE OF EMPLOYMENT OR OTHER SERVICE RELATIONSHIP. Neither the Plan nor any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or other agreement hereunder shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment. Neither the Plan nor any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or other agreement hereunder shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

(b) TAX WITHHOLDING. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a grantee by reason of the exercise or vesting of an Option or shares of Restricted Stock, or payments with respect to Other Rights, and as a condition to the receipt of any Option, shares of Restricted Stock or Other Rights the grantee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

Without limiting the foregoing, the Independent Administrative Committee may in its discretion permit any grantee's withholding obligation to be paid in whole or in part in the form of shares of Common Stock by withholding from the shares of Common Stock to be issued or by accepting delivery from the grantee of shares of Common Stock already owned by him. The Fair Market Value of the shares of Common Stock for such purposes shall be determined as set forth in Section 5(b). An Optionee may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an ISO until such shares have been held by him for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the grantee shall deliver to the Company stock certificates registered in his name or other evidence of legal and beneficial ownership representing a number of shares of Common Stock owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares of Common Stock represented by such stock certificates. The Compensation Committee may approve comparable procedures to those set forth in the preceding sentence in the event of shares held in book-entry form. If the grantee is subject to Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

(c) RECOUPMENT POLICY. If (1) the Company is required to prepare an accounting restatement due to the material non-compliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws and (2) a recipient of an award under the Plan knowingly engaged in such misconduct then the Independent Administrative Committee may determine in its discretion that absent such non-compliance a lesser award would have been awarded under the Plan or that a lesser amount would have been realized with respect to an award or awards under the Plan. In the event that the Independent Administrative Committee makes such a determination, the Independent Administrative Committee may cause, in its discretion, any such award granted under the Plan to such a recipient which is unvested or unexercised to be reduced or eliminated and may require any such participant who has exercised or become vested in such an award to repay all or a portion of such award to the Company. Any determination of the Independent Administrative Committee hereunder shall be conclusive and binding on the Company and the applicable award recipient. The determination of the Independent Administrative Committee need not be uniform with respect to award recipients. Each recipient of an award under the Plan shall conclusively be deemed to have consented to the authority of the Independent Administrative Committee hereunder. The provisions of this Section 13(c) and those of Section 12 shall be of no force or effect from and after the occurrence of a Change in Control or a Termination Event or upon such additional events as the Independent Administrative Committee may specify.

(d) CERTAIN VESTING RULES. Unless otherwise determined by the Independent Administrative Committee in its discretion, (1) if the vesting condition for any award made to a participant who is an employee of the Company or a Subsidiary is based solely upon continued employment for a period of time, such vesting period shall not be less than 36 months for the vesting of the entire Award (provided that ratable portions of each such award may vest periodically during such 36 month period), (2) if the vesting condition for any award made to a participant who is not an employee of the Company or a Subsidiary is based solely upon continued service for a period of time, such vesting period shall not be less than 12 months for the vesting of the entire award and (3) if the vesting of an award is based upon the attainment of performance criteria, the minimum performance period for such award shall be 12 months. The minimum vesting requirement set forth in the preceding sentence shall not apply to awards under the Plan to members of the Board in respect of Board service. The provisions of this Section 13(d) shall not be construed to limit the provisions of Section 11 or to limit the ability of the Independent Administrative Committee to accelerate awards upon a termination of a participant's employment (which the Independent Administrative Committee may do in its discretion); any such acceleration provisions may be (but are not required to be) set forth in an award agreement (which may, without limitation, provide for accelerated vesting upon the death of a participant or upon a change in control or similar event).

(e) USE OF PROCEEDS. The proceeds from the sale of shares of Common Stock pursuant to Options shall constitute general funds of the Company.

(f) CONSTRUCTION. All masculine pronouns used in this Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. All other provisions of this Plan notwithstanding, this Plan shall be administered and construed so as to avoid any person who receives an Option or Other Right incurring any adverse tax consequences under Code Section 409A. The Independent Administrative Committee may suspend or amend the application of any provision of the Plan which could, in the sole determination of the Board of Directors, result in an adverse tax consequence to any person under Code Section 409A.

(g) GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflict of laws.

14.	EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan was originally effective as of May 19, 2016 (the "Effective Date") and the effective date of this amendment of the Plan is June 10, 2021, subject to the approval of the Company's stockholders. The Independent Administrative Committee may grant Options, shares of Restricted Stock or Other Rights under the Plan from time to time until the close of business on June 10, 2031. The Board may at any time amend the Plan; provided, however, that without approval of the Company's stockholders there shall be no: (a) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 11, either to any one grantee or in the aggregate; (b) change in the class of persons eligible to receive Options, shares of Restricted Stock or Other Rights; or (c) other change in the Plan that requires stockholder approval under applicable law. No amendment shall adversely affect outstanding Options (or shares of Restricted Stock or Other Rights) without the consent of the Optionee (or holder of shares of Restricted Stock or Other Rights). The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, shares of Restricted Stock or Other Rights then outstanding without the consent of the Optionee or the holder of such shares of Restricted Stock or Other Rights.

Exhibit A

A "Change in Control" shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

(b) the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, as of June 10, 2021, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then in office who either were Directors as of June 10, 2021 or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

A "Termination Event" shall occur if The RMR Group LLC (or any entity controlled by, under common control with or controlling the RMR Group LLC) ceases to be the manager or shared services provider to the Company.

Notwithstanding anything to the contrary set forth herein, a transaction involving the Company and an Excluded Entity (or Affiliate) in which the award of shares of Common Stock is to be assumed by the successor (or replaced by a substantially equivalent award) shall not constitute a Change in Control.

For purposes of the definitions set forth on this Exhibit A, the following definitions shall apply, with capitalized terms used but not defined in this Exhibit A having the meaning set forth in the Plan:

"Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

"Director" is a member of the Board.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Excluded Entity" shall mean any entity to which The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) provides management, advisory or shared services.

"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company.

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